SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 30, 2005

AmeriCredit Automobile Receivables Trust 2005-C-F

(Exact name of registrant as specified in its charter)

Delaware	333-121120-04	55-0902222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), has registered an issuance of $1,100,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2005-C-F (the “Trust”) issued $182,000,000 Class A-1 3.8445% Asset Backed Notes, $271,000,000 Class A-2 4.31% Asset Backed Notes, $356,000,000 Class A-3 4.47% Asset Backed Notes, and $291,000,000 Class A-4 4.63% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on August 30, 2005 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of August 17, 2005 (the “Indenture”), between the Trust and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent. The Trust has been formed and the Certificate was issued pursuant to a Trust Agreement dated as of August 9, 2005, as amended and restated as of August 17, 2005 (the “Trust Agreement”), attached hereto as Exhibit 4.2, between AFS Funding Trust (“AFS Funding”) and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were sold to Deutsche Bank Securities Inc., Wachovia Capital Markets LLC, J.P. Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of August 15, 2005 (the “Underwriting Agreement”), among AmeriCredit, AFS Funding and Deutsche Bank Securities Inc., as representative of the Underwriters (the “Representative”).

The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

Pursuant to the Purchase Agreement attached hereto as Exhibit 10.1, dated as of August 17, 2005 (the “Purchase Agreement”), between AmeriCredit and AFS Funding, AFS Funding purchased the Receivables from AmeriCredit. Pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of August 17, 2005 (the “Sale and Servicing Agreement”), among the Trust, AFS Funding, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent, the Trust purchased the Receivables from AFS Funding and AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables.

On the Closing Date, Financial Security Assurance Inc. (the “Insurer”) issued the Note Guaranty Insurance Policy attached hereto as Exhibit 4.4, dated as of August 30, 2005 (the “Policy”), pursuant to the Insurance Agreement attached hereto as Exhibit 10.3, dated as of August 17, 2005 (the “Insurance Agreement”), among the Insurer, Wells Fargo, as the Indenture Trustee, the Trust, AFS Funding, as the Seller, and AmeriCredit specifying the conditions precedent to the issuance of the Policy, the premium in respect thereof and certain indemnification obligations of the Trust, AFS Funding, AmeriCredit and the Indenture Trustee to the Insurer. A spread account (“Spread Account”) was created on the Closing Date, for the benefit of the Insurer and the Noteholders, pursuant to the Spread Account Agreement Supplement attached hereto as Exhibit 10.4, dated as of August 17, 2005 (the “Spread Account Agreement”), among the Insurer, the Trust and Wells Fargo, as the Trustee, the Trust Collateral Agent and the Collateral Agent, as a reserve of cash available to pay certain amounts that otherwise will remain unpaid after application of collections on the Receivables and other available funds.

Pursuant to the Indemnification Agreement attached hereto as Exhibit 10.2, dated as of August 17, 2005 (the “Indemnification Agreement”), among the Insurer, AmeriCredit and the Representative of the Underwriters, the parties allocated disclosure risks relating to the Prospectus Supplement dated August 15, 2005 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

As of the Initial Cutoff Date, the Receivables had the characteristics described in Exhibit 99.1, attached hereto.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

1.1 Underwriting Agreement, dated as of August 15, 2005, among AmeriCredit, as Sponsor, AFS Funding, as Seller, and the Representative of the Underwriters.

4.1 Indenture, dated as of August 17, 2005, between the Trust and Wells Fargo, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of August 17, 2005, between the AFS Funding and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of August 17, 2005, among the Trust, AmeriCredit, as Servicer, AFS Funding and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

4.4 Financial Guaranty Insurance Policy, dated as of August 30, 2005 and delivered by the Insurer.

10.1 Purchase Agreement, dated as of August 17, 2005, between AmeriCredit, as Seller, and AFS Funding, as Purchaser.

10.2 Indemnification Agreement, dated as of August 17, 2005, among the Insurer, AmeriCredit and the Representative.

10.3 Insurance and Indemnity Agreement, dated as of August 17, 2005, among the Insurer, Wells Fargo, as Indenture Trustee, the Trust, AFS Funding, and AmeriCredit.

10.4 Spread Account Supplement, dated as of August 17, 2005, among the Insurer, the Trust and Wells Fargo, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1 Statistical information for the receivables as of the Initial Cutoff Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-C-F

By:	AmeriCredit Financial Services, Inc., as Sponsor

	By:	/s/ J. Michael May
	Name:	J. Michael May
	Title:	Senior Vice President, General
Counsel and Secretary

Dated: September 6, 2005

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 15, 2005, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Trust, as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of August 17, 2005, between AmeriCredit Automobile Receivables Trust 2005-C-F (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of August 17, 2005, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of August 17, 2005, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

4.4	Financial Guaranty Insurance Policy, dated as of August 30, 2005 and delivered by Financial Security Assurance Inc. (the “Insurer”).

10.1	Purchase Agreement, dated as of August 17, 2005, between AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Trust, as Purchaser.

10.2	Indemnification Agreement, dated as of August 17, 2005, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

10.3	Insurance and Indemnity Agreement, dated as of August 17, 2005, among the Insurer, Wells Fargo Bank, National Association, as Indenture Trustee, the Trust, the Seller and AmeriCredit Financial Services, Inc.

10.4	Spread Account Supplement, dated as of August 17, 2005, among the Insurer, the Trust and Wells Fargo Bank, National Association, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

6